UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2017

GREENE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	0-25165	14-1809721
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

302 Main Street, Catskill NY	12414
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(518) 943-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)          On June 20, 2017 the Audit Committee of Greene County Bancorp, Inc. (the “Company”) approved the dismissal of BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm. The dismissal will be effective upon the issuance of the Company’s consolidated financial statements for the fiscal year ending June 30, 2017, and an amendment to this Current Report will be filed upon the effectiveness of such dismissal.

The audit reports of BDO on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2016 and 2015 and the subsequent interim period through June 20, 2017, there were no: (1) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The Company requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not BDO agreed with the above statements.  A copy of BDO’s letter to the SEC dated June 22, 2017 is filed as Exhibit 16 to this Form 8-K.

(b)          On June 20, 2017, the Company appointed The Bonadio Group (“Bonadio”) as the Company’s new independent registered public accounting firm for the fiscal year ending June 30, 2018. The appointment was approved by the Audit Committee of the Board of Directors of the Company. During the fiscal years ended June 30, 2016 and 2015, and the subsequent interim period prior to the engagement of Bonadio, the Registrant did not consult with Bonadio regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

16	Letter from BDO USA LLP to the Securities and Exchange Commission dated June 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENE COUNTY BANCORP, INC.

DATE: June 23, 2017	By:	/s/ Donald E. Gibson
Donald E. Gibson
President and Chief Executive Officer